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                    SCHEDULE 14A INFORMATION
                         (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                    SCHEDULE 14A INFORMATION
   PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
             EXCHANGE ACT OF 1934 (AMENDMENT NO.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[  ]  Preliminary Proxy Statement
[  ]  Definitive Proxy Statement
[X ]  Definitive Additional Materials
[  ]  Soliciting Material Under Rule 14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                   COMMUNITY FINANCIAL CORP.
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        (Name of Registrant as Specified in its Charter)

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 (Name of Person(s) Filing Proxy Statement, if Other Than the
                         Registrant)

Payment of Filing Fee (Check the appropriate box):
[ X ] No fee required.
[   ] Fee computed on table below per Exchange Act
      Rules 14a-6(i)(1) and 0-11.

     1.     Title of each class of securities to which
transaction applies:
________________________________________________________________

     2.     Aggregate number of securities to which transaction
applies:
________________________________________________________________

     3.     Per unit price or other underlying value of
transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:

________________________________________________________________

     5.     Total fee paid:
________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

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               COMMUNITY FINANCIAL CORP.

SUPPLEMENT TO THE PROXY STATEMENT DATED MARCH 14, 2000


     The following is intended to supplement, amend or modify, as the case may be, the proxy materials of Community Financial
Corp. (the "Company") mailed to you on or about March 14, 2000.

     Mr. Steven L. Schonert, a nominee for director, has been a partner with the regional accounting firm of Kemper CPA Group, L.L.C., which has 19 offices throughout Southern Illinois and Indiana and six offices in California and Florida, since 1986. Our materials had previously disclosed that Mr. Schonert had been a partner of Kemper CPA Group, L.L.C. since 1996.

     In addition, the following additional information is provided regarding director compensation. Pursuant to the terms of the Company's Management Recognition Plan (the "MRP"), as awards vest and income tax liability is incurred, recipients of awards are paid an amount in cash equal to 40% of the value of the shares that vested. The purpose of this payment is to provide the recipient with cash so as to enable the recipient to pay the income tax obligation that was created upon vesting of the award. During the year ended December 31, 1999, Directors Jones, Kessler, King and Welker received cash payments of $3,652, $37,016, $3,652 and $9,679 under the MRP, respectively.
In January 2000, Directors Jones and King each received cash payments of $5,789 under the MRP. No further cash payments are required under the MRP for future periods.

     Also, attached is a revised Summary Compensation Table.
The revised table corrects information previously provided in the last column and the related footnote. In addition, the revised table clarifies in footnote 2 the number of shares of restricted stock and the number of stock options previously awarded to Ms. Kessler that vested on December 31, 1999 as a result of her retirement.
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     Summary Compensation Table.  The following table sets
forth cash and noncash compensation for fiscal 1999, 1998 and 1997 awarded to or earned by the Chief Executive Officer and the other highest paid executive officer of the Company, as well as the individual who served as the Company's Chief Executive Officer during a portion of fiscal 1999, whose salary and bonus earned in fiscal 1999 exceeded $100,000. No other executive officer received salary and bonus in excess of $100,000 during the fiscal years ended December 31, 1999, 1998 or 1997.


                                                                   Long-Term Compensation
                                                       -----------------------------------------
                                                               Awards                Payouts
                                                       ------------------------    -------------
Name and                        Annual Compensation(1)  Restricted   Securities
Principal                       ---------------------     Stock      Underlying     All Other
Position                  Year  Salary     Bonus        Award(s)(2)  Options(#)    Compensation
----------                ----  -------    -----       ------------  ----------    -------------
Wayne H. Benson           1999   $100,000   $    --         --            --          $31,305 (3)
  Chief Executive         1998     89,751     9,000         --            --           50,650
  Officer                 1997     87,733    35,253         --            --           43,154

Douglas W. Tompson        1999     93,000        --         --            --           30,271 (3)
  Chief Financial         1998     88,633     8,600         --            --           48,675
  Officer                 1997     86,641    34,814         --            --           45,723

Shirley B.  Kessler       1999    135,000        --         --            --           71,817 (3)
  President (4)           1998    124,525    12,500         --            --           74,373
                          1997    121,726    48,912         --            --           64,365

_____________
(1) Executive officers receive indirect compensation in the form of certain perquisites and other personal benefits.  The amount of such benefits received by the named executive officers in fiscal 1998 did not exceed 10% of the executive officer's salary and bonus.
(2) As of December 31, 1999, Messrs. Benson and Tompson each had 5,036 shares of restricted
    Common Stock.  Of the unvested shares, 2,518 were scheduled to vest on each of  January
    12, 2000 and 2001.   As of December 31, 1999, based on the closing sale prices of the
    Common Stock of $9.375, as reported on the Nasdaq National Market System, the aggregate value of the unvested restricted Common Stock held by each of Messrs. Benson and Tompson was $47,213.  In the event the Company pays dividends with respect to its Common Stock, when shares of restricted stock vest and/or are distributed, the holder will be entitled to receive any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of restricted Common Stock between the date the restricted stock was awarded and the date the restricted stock is distributed, plus interest on cash dividends, provided that dividends paid with respect to unvested restricted stock must be repaid to the Company in the event the restricted stock is forfeited prior to vesting.  On December 31, 1999 as a result of her retirement, 6,222 shares of restricted stock previously awarded to Ms. Kessler vested and options to purchase 17,353 shares of Common Stock previously awarded to Ms. Kessler vested.
(3) Includes:  (i) contributions of $6,000, $2,790 and $5,870 made by CB&T in fiscal 1999 for the account of Mr. Benson and Mr. Tompson and Ms. Kessler, respectively, pursuant to
    CB&T's 401(k) Thrift Plan; (ii)  $11,334  paid by the Company to a trust for the benefit of Ms. Kessler pursuant to a Supplemental Executive Retirement Agreement with such individual;
    (iii) $2,320 and $2,486 paid by the Company to purchase disability insurance for the benefit of Mr. Benson and Mr. Tompson, respectively; (iv) $12,700 and $2,500 paid to Mr. Benson and Ms. Kessler, respectively, for service as directors of the Company's subsidiary banks;
    (v) $11,583 and  $37,016 paid to Mr. Tompson and Ms. Kessler, respectively, to meet income tax liablities arising upon the vesting of awards made under the MRP; and (vi) $10,285, $13,412 and $15,097 in Common Stock allocated to the accounts of Messrs. Benson and Tompson and Ms.
    Kessler, respectively, under the ESOP.
(4) Ms. Kessler retired as President of the Company effective December 31, 1999.